EXHIBIT NO. 99.5

ENFOTEC, INC.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2003 AND 2002

ENFOTEC, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

TABLE OF CONTENTS

PAGE(S)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheets As of December 31, 2003 and 2002	2

Statements of Operations For The Years Ended December 31, 2003 and 2002	3

Statements of Stockholders’ Deficit For The Years Ended December 31, 2003 and 2002	4

Statements of Cash Flows For The Years Ended December 31, 2003 and 2002	5

Notes to Financial Statements	6-10

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Enfotec, Inc.
Vienna, Virginia 22182

We have audited the accompanying balance sheets of Enfotec, Inc. as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversights Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enfotec, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
November 29, 2004

MEMBER OF:	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

ENFOTEC, INC.
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

ASSETS

	2003	2002

CURRENT ASSETS
Cash in banks	$115	$574
Total current assets	115	574

PROPERTY AND EQUIPMENT
Equipment	13,350	13,350
Less: Accumulated depreciation	(3,658)	(2,303)
Net property and equipment	9,692	11,047
TOTAL ASSETS	$9,807	$11,621

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$159,490	$107,860
Total current liabilities	159,490	107,860

STOCKHOLDERS' DEFICIT
Preferred Stock, $.001 par value; 10,000,000 shares authorized;
zero shares issued and outstanding	—	—
Common Stock, $.001 par value; 20,000,000 shares authorized;
9,878,650 and 9,778,650 shares issued and outstanding
for 2003 and 2002.	9,879	9,779
Additional paid in capital	456,442	377,689
Deficit	(616,003)	(483,708)
Total stockholders' deficit	(149,682)	(96,240)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$9,807	$11,621

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002

REVENUES	$5,658	$—

OPERATING EXPENSES
Research & Development	$19,042	$196,248
Advertising & Marketing	82,500	1,772
Purchases	12,395	—
General & Administrative	24,016	86,249

Total operating expenses	137,953	284,269
NET LOSS	$(132,294)	$(284,269)

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENT OF SHAREHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

					Additional
	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
Balance, January 1, 2002	—	$—	9,778,650	$9,779	$377,689	$(199,440)	$188,028

Net loss for the year	—	—	0	—	—	(284,268)	(284,268)
Balance, December 31, 2002	—	—	9,778,650	9,779	377,689	(483,708)	(96,240)

Common shares issued	—	—	100,000	100	34		134

Reversal of payables	—	—	—	—	78,719	—	78,719

Net loss for the year	—	—	—	—	—	(132,295)	(132,295)
Balance, December 31, 2003	—	$—	9,878,650	$9,879	$456,442	$(616,003)	$(149,682)

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(132,294)	$(284,269)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	1,355	1,883

Changes in assets and liabilities:
Subscription received	—	174,386
Accounts payable	130,379	(15,638)
Total adjustments	131,734	160,631
Net cash (used in) operating activities	(560)	(123,638)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	—	(543)
Net cash used in investing activities	—	(543)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(460)	(124,181)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	574	124,755
CASH AND CASH EQUIVALENTS - END OF YEAR	$114	$574

The accompanying notes are an integral part of these financial statements.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Enfotec, Inc. (the “Company”) was incorporated to conduct business in the State of Delaware on July 16, 2001. The Company has conducted business in the United States (Delaware, California and Minnesota), European Union (Great Britain, France, Germany, Ireland and the Netherlands), South Korea and India. The purpose of the Company is to provide disruptive open system based, multi-application security appliances to the security device market.

A.	Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

B.	Property and Equipment

Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Maintenance and repairs are charged to operations when incurred. When assets are sold or otherwise disposed of, the asset accounts and related accumulated depreciation accounts are relieved, and any gain or loss is included in operations.

C.	Income Taxes

The company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

E.	Advertising and Marketing

Advertising and marketing costs charged to expense were $82,500 and $1,771 for the years ended December 31, 2003 and 2002 respectively.

F.	Stock-Based Compensation

Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

ENFOTEC, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.	Revenue and Cost Recognition

The company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

H.	Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

I.	Start-Up Costs

The Company adopted Statement of Position No. 98-5 (“SOP 98-5”), “Reporting the Costs of Start-Up Activities.” SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred.

J.	Recent Accounting Pronouncements

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This Statement addressed financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addressed how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the statements.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2-	PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2003 and 2002 is as follows:
	For The Year Ended
	Dec. 31, 2003	Dec. 31, 2002

Office furniture and equipment	$13,350	$13,350
Less: accumulated depreciation	(3,658)	(2,303)
Net property and equipment	$9,692	$11,047

Depreciation expense for the years ended December 31, 2003 and 2002 was $1,355 and $1,883 respectively.

NOTE 3-	STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized, at $0.001 par value per share, of which none of the shares of preferred stock has been issued and outstanding as of December 31, 2003 and 2002.

Common Stock

As of December 31, 2003 and 2002, the Company has 20,000,000 shares of common stock authorized at $0.001 par value per share, and 9,878,650 and 9,778,650 issued and outstanding as of December 31, 2003 and 2002 respectively.

NOTE 4-	PROVISIONS FOR INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

There were no provisions for income taxes for the years ended December 31, 2003 and 2002.

At December 31, 2003 and 2002, the Company had accumulated deficits approximating $616,003 and $483,708 respectively, available to offset future taxable income through 2023.

ENFOTEC, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 4-	PROVISIONS FOR INCOME TAXES (CONTINUED)

At December 31, 2003 and 2002, the Company had accumulated deficits approximating $616,003 and $483,708 respectively, available to offset future taxable income through 2023.

	2003	2002

Provision for taxes	$184,801	$145,112
Valuation for deferred asset	(184,801)	(145,112)
Totals	$—	$—

NOTE 5-	SUBSEQUENT EVENTS

The Company entered into a merger agreement with Ariel Way, Inc. on September 30th, 2004. Ariel Way, Inc. anticipates filing an SB2 registration statement with The Securities and Exchange Commission in anticipation of being a publicly traded company.